SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                      November 30, 2005
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                             (Date of earliest event reported)

                                  Core Bond Products LLC
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                     (Exact Name of Registrant as Specified in Charter)

       Delaware                        000-50084               06-1646732
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(State of Incorporation)              (Commission           (I.R.S. Employer
                                      File Number)         Identification No.)

    Bank of America Corporate Center
        Charlotte, North Carolina                                28255
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(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
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ITEM 8.01   Other Events

      On November 30, 2005, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent (the "Trust Agreement"). More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

      On June 27, 2005, in accordance with the provisions of the Trust Agreement, Occidental Petroleum Corporation elected to exercise its option to redeem the aggregate principal amount of $75,000,000 of its notes (CUSIP:
67461FFQ5) (the "Notes") previously held as property of the Core Investment Grade Bond Trust I. The proceeds from the optional redemption of the Notes were distributed by the Trustee to holders of Certificates as prescribed in the Trust Agreement. Additional information with respect to such distribution is filed as Exhibit 99.2 hereto.


ITEM 9.01   Financial Statements and Exhibits

      (a)   Financial statements of businesses acquired.

            Not Applicable.

      (b)   Pro forma financial information

            Not Applicable.

      (c)   Exhibits

            The following exhibits were filed as part of this report:

            99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2005.

            99.2 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on June 28, 2005.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Core Bond Products LLC, as Depositor of
                                    the Core Investment Grade Bond Trust I

                                    /s/ Corey B. Pinkston
                                    ----------------------------------
                                    Name:  Corey B. Pinkston
                                    Title: Principal Executive Officer

December 2, 2005


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                               INDEX TO EXHIBITS

Exhibit No.       Description

   99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2005.

   99.2 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on June 28, 2005.


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